Exhibit 10.18

WAIVER

As of May 31, 2005

CELLSTAR CORPORATION,

as Administrative Borrower

1730 Briercroft Court

Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of September 28, 2001, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (“Lenders”) and Wells Fargo Foothill, Inc., as Administrative Agent for the Lenders (the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Agent and the Lenders have previously waived the Specified Events of Default (as defined below) provided that, among other things, the Parent file its Form 10-K Annual Report, Form 10-Q Quarterly Report and deliver the Accountants Letter on or prior to May 31, 2005 pursuant to that certain Thirteenth Amendment and Waiver to Loan Agreement dated as of May 13, 2005 (the “Previous Waiver”). The Borrowers anticipate that the Parent will not file its Form 10-K Annual Report, Form 10-Q Quarterly Report or deliver the Accountants Letter on or before May 31, 2005, in which case the Previous Waiver will be of no further force or effect.

Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby waive compliance with, and waive the Defaults and Events of Default (the “Specified Events of Default”) arising under the Loan Agreement, applicable to:

(a) Borrowers’ failure to maintain the required Consolidated Tangible Net Worth for the quarters ended November 30, 2004 and February 28, 2005 as required under Section 7.20(a) of the Loan Agreement;

(b) Borrowers’ failure to maintain the Consolidated Tangible Net Worth and Fixed Charge Coverage Ratios for the quarters ended prior to November 30, 2004 as required under Sections 7.20(a), (b) and (c) of the Loan Agreement solely as a result of Parent’s restatement of its previously delivered financial statements as contemplated in the draft financial statements attached as Exhibit A to that certain Thirteenth Amendment and Waiver to Loan Agreement dated as of May 13, 2005 by and among the Agent, Lenders and the Borrowers (the “Thirteenth Amendment”);

(c) Parent’s failure to (A) file its Form 10-K Annual Report for the fiscal year ending November 30, 2004 on or before March 1, 2005 in violation of Section 4.08 of the Indenture (the “Indenture”) for the Parent’s 12% Senior Subordinated Notes due January 2007 (the “Subordinated Notes”), (B) file its Form 10-Q Quarterly Report for the fiscal quarter ending February 28, 2005 on or before April 15, 2005 in violation of Section 4.08 of the Indenture, and (C) cause its independent public accountants to deliver a letter (the “Accountants Letter”) to the Trustee (as defined in the Indenture) confirming that their audit examination included a review of the terms of the Indenture and whether any “Default” or “Event of Default” has come to their attention as required pursuant to Section 4.06(b) of the Indenture, in each case resulting in an Event of Default under Section 8.9 of the Loan Agreement;

(d) Parent’s failure to deliver the financial statements of the Parent and its Subsidiaries for the quarter ended February 28, 2005 as required pursuant to Section 6.3(a) of the Loan Agreement; and

(e) Parent’s failure to deliver the audited financial statements of the Parent and its Subsidiaries for the fiscal year ended November 30, 2004 as required pursuant to Section 6.3(b) of the Loan Agreement;

Each of the above waivers is subject to satisfaction of the following conditions:

(a) the Parent shall file its Form 10-K Annual Report for the fiscal year ended November 30, 2004, which shall contain financial statements that are in form and substance substantially the same as the financial statements attached hereto as Exhibit A to the Thirteenth Amendment on or before July 15, 2005;

(b) Parent shall file its Form 10-Q Quarterly Report for the fiscal quarter ended February 28, 2005 on or before July 15, 2005;

(c) Parent shall deliver the financial statements for the fiscal year ended November 30, 2004 as required by Section 6.3(b) of the Loan Agreement on or before July 15, 2005, which shall be in form and substance substantially the same as the financial statements attached as Exhibit A to the Thirteenth Amendment;

(d) Parent shall deliver the financial statements for the quarter ended February 28, 2005 as required by Section 6.3(a) of the Loan Agreement on or before July 15, 2005; and

(e) the holders of the Subordinated Notes (or the Trustee on behalf of the holders of the Subordinated Notes) shall not exercise any remedies against any Loan Party with respect to the Specified Events of Default (other than giving of notice of default pursuant to Section 6.01(c) of the Indenture).

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Each Borrower hereby acknowledges and agrees that the failure to satisfy the conditions set forth herein shall cause the waivers contained herein to be of no further effect.

Each of the Borrowers hereby represents and warrants that (i) as of the date hereof, the holders of the Subordinated Notes (or the trustee on behalf of the holders of the Subordinated Notes) have not exercised any remedies against any Loan Party with respect to the Specified Events of Default or given notice of default pursuant to Section 6.01(c) of the Indenture with respect to the Specified Events of Default and (ii) after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

This Waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Agent and the Lenders following the occurrence of any other failure to comply with the obligations under the Subordinated Notes, or the occurrence of any other Event of Default under the Loan Agreement (including the occurrence of any other failure to comply with Section 6.3 or Section 7.20).

Except as otherwise expressed herein, the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

This Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Waiver shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Waiver shall be effective as of the date set forth above upon the execution hereof by the Agent, the Required Lenders and the Borrowers.

This Waiver shall constitute a Loan Document for all purposes.

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AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By:	/s/ Victor Barwig
Name: Victor Barwig
Title: Sr. Vice President

FLEET CAPITAL CORPORATION, as a Lender

By:	/s/ H. Michael Wills
Name: H. Michael Wills Title: Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Stuart A. Hall
Name: Stuart A. Hall Title: Senior Account Executive

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robin L. Arriola
Name: Robin L. Arriola Title: Vice President

[SIGNATURE PAGE TO WAIVER LETTER]

Acknowledged and agreed to as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

By:	National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: President

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

By: National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By: CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez Title: Sr. VP and General Counsel

[SIGNATURE PAGE TO WAIVER LETTER]